UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

Galata Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40588 (Commission File Number)	98-1704340 (IRS Employer Identification No.)

2001 S Street NW, Suite 320
Washington, DC 20009

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (202) 866-0901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Warrant	GLTA.U	NYSE American

Class A ordinary shares, par value $0.0001 per share	GLTA	NYSE American

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GLTA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on July 29, 2022 Galata Acquisition Corp., a Cayman Islands exempted company (“SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among SPAC, Galata Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of SPAC (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to SPAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2022 and is incorporated herein by reference.

Amendment to Business Combination Agreement

On April 28, 2023, SPAC, Merger Sub, and the Company entered into that certain Amendment No.1 to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment, among other things, (i) formally removes the closing condition that SPAC have cash on hand equal to or in excess of $50,000,000, which was previously waived by Marti (as previously disclosed on SPAC’s Current Report on Form 8-K filed with the SEC on December 23, 2023); (ii) extends the Outside Date to July 31, 2023; (iii) revises certain terms of the Incentive Plan; and (iv) revised the form of Amended and Restated Articles of Association to be adopted upon the closing of the Business Combination (the “Revised A&R Articles of Association”) (see “Revised A&R Articles of Association” below).

Revised A&R Articles of Association

Pursuant to the terms of the BCA Amendment, the Revised A&R Articles of Association amended the definition of Lockup Securities (as defined in the Revised A&R Articles of Association) to include only ordinary shares, stock options, and other equity awards held by and/or issued to employees of Marti.

A copy of the BCA Amendment is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the description of the BCA Amendment herein is qualified in its entirety by reference to the complete text of the BCA Amendment.

Amendment to Subscription Agreements

As previously disclosed, in connection with the execution of the Business Combination Agreement, SPAC entered into convertible note subscription agreements (the “Subscription Agreements”) with certain investors (“PIPE Investors”), pursuant to which SPAC has agreed to issue and sell to the PIPE Investors, and the PIPE Investors have agreed to subscribe for and purchase from SPAC, convertible notes (the “Convertible Notes”), which are convertible into SPAC Class A Ordinary Shares, having the terms set forth in the indenture in respect of the Convertible Notes (the “Indenture”).

On April 28, 2023, SPAC, the Company and certain PIPE Investors representing $35,500,000 aggregate principal amount of Convertible Notes entered into an amendment to the Subscription Agreements (collectively, the “PIPE Amendment”). Among other things, the PIPE Amendment: (i) removes lock-up restrictions applicable to the PIPE Investors; (ii) extends the outside termination date of the Subscription Agreements to July 31, 2023; and (iii) replaces Exhibit A to the Subscription Agreements (the “Original Indenture”) with a revised form of Indenture (the “Revised Indenture”) (see “Revised Indenture” below).

A copy of the form of PIPE Amendment is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the description of the PIPE Amendment herein is qualified in its entirety by reference to the complete text of the PIPE Amendment.

Revised Indenture

Pursuant to the Original Indenture, the Convertible Notes were to be convertible into SPAC Class A Ordinary Shares, at a conversion rate that represents a conversion premium (the “Conversion Premium”) of 10.0% to the conversion price. The conversion price was subject to a one-time reset on the reset date (the “Reset Date”), which was initially the one-year anniversary of the date of issuance of the Convertible Notes (the “Issuance Date”), to the average of the Daily VWAPs (as defined in the Original Indenture) over the twenty (20) consecutive trading day period beginning on, and including, the first trading day following such Reset Date, subject to a minimum of $5.00 and maximum of $10.00 per SPAC Class A Ordinary Share.

The Revised Indenture: (i) increases the Conversion Premium to 15.0%; (ii) provides for multiple Reset Dates, each occurring monthly for the first twelve (12) months following the Issuance Date; and (iii) revises the Reset Price to be the lesser of (a) the Reset Price with respect to the immediately prior Reset Date and (b) the average of the Daily VWAPs (as defined in the Indenture) over the twenty (20) consecutive trading day period ending on the trading day immediately preceding the applicable Reset Date, subject to a minimum of $1.50 and maximum of $10.00 per share of Common Stock.

The Revised Indenture includes a beneficial ownership limitation provision where the Convertible Notes may not be converted to the extent such conversion would result in the holder, its affiliates and any other person or entity acting as a group together with such holder or affiliates owning more than 9.99% of outstanding SPAC Class A Ordinary Shares. The holder can increase or decrease the beneficial ownership limitation (provided that it cannot be increased to an amount greater than 19.99%) only upon written notice to SPAC, the trustee and the conversion agent under the Indenture, and such notice will not be effective until the 61st day after such notice is delivered to SPAC.

A copy of the form of Revised Indenture is filed with this Current Report as Exhibit 4.1 and is incorporated herein by reference, and the description of the Revised Indenture herein is qualified in its entirety by reference to the complete text of the Revised Indenture.

Farragut Subscription Agreement

On May 4, 2023, SPAC and Farragut Square Global Master Fund, LP (“Farragut”) entered into a Convertible Note Subscription Agreement (the “Farragut Subscription Agreement”). Farragut is an affiliate of a director of SPAC and the Farragut Subscription Agreement was unanimously approved by the SPAC board of directors. Pursuant to the terms of the Farragut Subscription Agreement, Farragut has the option (but not the obligation) to subscribe for up to $40,000,000 aggregate principal amount of Convertible Notes during the period beginning on the Closing Date and the one-year anniversary of the Closing Date.

Amendments to Letter Agreements

As previously disclosed, on July 8, 2021, SPAC entered into Letter Agreements with the Sponsor (the “Sponsor Letter Agreement”) and members of SPAC’s board of directors and management team (the “Insiders”, and with respect to the letter agreement, the “Insider Letter Agreement”, and the Insider Letter Agreement, together with the Sponsor Letter Agreement, the “Letter Agreements”). Pursuant to the terms of the respective Letter Agreements, the Sponsor and the Insiders agreed to certain restrictions with respect to the transfer of SPAC securities (the “Lock-Up Restrictions”).

On May 1, 2023, SPAC entered into Amendments to the Letter Agreements (the “Letter Agreement Amendments”) with the Sponsor and each of the Insiders. Pursuant to the terms of the Letter Agreement Amendments, SPAC, the Sponsor and the Insiders agreed to remove the applicable Lock-Up Restrictions from the Letter Agreements.

A copy of the forms of Letter Agreement Amendments with the Sponsor and the Insiders are filed with this Current Report as Exhibit 10.2 and 10.3, respectively, and are incorporated herein by reference. The description of the Letter Agreement Amendments herein are qualified in their entirety by reference to the complete text of the Letter Agreement Amendments.

Important Additional Information and Where to Find It

In connection with the proposed business combination, on December 30, 2022, SPAC filed a Registration Statement on Form F-4 (as amended, the “Registration Statement”) with the SEC, and on March 1, 2023, the Company filed Amendment No. 1 to the Registration Statement with the SEC.

INVESTORS and security holders are urged to read the registration statement, proxy statement/prospectus, any amendments or supplements Thereto and any other relevant documents to be filed with the sec in connection with the proposed business combination CAREFULLY AND IN THEIR ENTIRETY, when they become available, because they will contain important information about SPAC, THE COMPANY and the proposed BUSINESS COMBINATION.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination when it becomes available. Shareholders of SPAC will also be able to obtain copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Documents filed with the SEC by SPAC will also be available free of charge by accessing SPAC’s website at https://www.galatacorp.net, or, alternatively, by directing a request by mail to SPAC at 2001 S Street NW, Suite 320, Washington, DC 20009.

Participants in the Solicitation

SPAC and the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about SPAC’s directors and executive officers is contained in SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, on March 31, 2023, which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to SPAC at 2001 S Street NW, Washington, DC 20009. Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SPAC shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of a proxy, consent, or authorization with respect to or an offer to buy any securities in respect of the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Information

This communication contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of the Company are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by SPAC and its management and the Company and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond SPAC’s and the Company’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to obtain approval of the stockholders of SPAC or to satisfy other conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following any redemptions by SPAC stockholders; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to the Company’s operating history and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to the Company’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by SPAC with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by SPAC from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither SPAC nor the Company undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No	Description

2.1	Amendment No. 1 to the Business Combination Agreement, dated April 28, 2023, by and among SPAC, Merger Sub, and the Company
4.1	Form of Revised Indenture
10.1	Form of Amendment to Convertible Note Subscription Agreement
10.2	Form of Amendment to Sponsor Letter Agreement
10.3	Form of Amendment to Insider Letter Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galata Acquisition Corp.
Dated: May 4, 2023

	By:	/s/ Kemal Kaya
		Name:	Kemal Kaya
		Title:	Chief Executive Officer